Corporate Presentation Non-Viral Genetic Medicine

Disclaimers Cautionary Statement Regarding Forward-Looking Statements This Presentation contains certain forward-looking statements within the meaning of the federal securities laws and "forward-looking information" within the meaning of Canadian securities laws (collectively, "forward-looking statements").  Forward-looking statements may be identified by the use of the words such as “forecast”, “intend”, “develop”, “expect”, “anticipate”, “become”, “believe”, “continue”, “could”, “estimate”, “goal”, “intends”, “may”, “might”, “plan”, “possible”, “project”, “should”, “strategy”, “future”, “potential”, “opportunity”, “target”, “term”, “will”, “would”, “will be” or similar expressions that predict or indicate future events or trends or that are not statements of historical matters.  These forward-looking statements include, but are not limited to, statements regarding detalimogene’s potential efficacy, durability, safety, tolerability and ease of use profile, the development of detalimogene, the potential benefits of detalimogene, plans regarding regulatory interactions and potential biologics license application (“BLA”) submission for detalimogene, plans regarding updates on the LEGEND study, including clinical data and engagement with the FDA, the development of detalimogene, the potential benefits of combining a surfactant bladder wash with detalimogene, including the potential for increased efficacy and durability, estimates and forecasts of financial and performance metrics, projections of market opportunity and market share, the anticipated market acceptance of detalimogene, expectations and timing related to regulatory submissions and commercial product launches and the prospects for regulatory approval of detalimogene.  These forward-looking statements are based on various estimates and assumptions, whether or not identified in this presentation, and on the current expectations of the management of enGene Therapeutics Inc. ("enGene"), are not predictions of actual performance, and are subject to risks and uncertainties.  Such statements are subject to numerous important factors, risks and uncertainties, many of which are beyond enGene's control, that may cause actual events or results to differ materially from enGene's current expectations. For example, there can be no guarantee that detalimogene will successfully complete necessary clinical development phases, including achieving positive results in the pivotal cohort of the LEGEND study, or that those results or any feedback from regulatory authorities will ultimately lead to a BLA submission for, and the approval of, detalimogene. Management's expectations and, therefore, any forward-looking statements in this presentation could also be affected by risks, uncertainties and assumptions relating to a number of other factors, which could cause the Company’s actual results, performance or achievements to differ materially from those expressed or implied by the forward-looking statements, including, without limitation, the inability of preliminary clinical data to predict the final results of the trial; changes in the results from enGene’s clinical trials, including due to new data collected from the ongoing LEGEND study or future studies, subsequent analysis of existing data, and audit and verification procedures; the content and timing of decisions made by the FDA and other regulatory authorities; the Company’s ability to recruit and retain qualified scientific and management personnel, establish clinical trial sites and enroll patients in its clinical trials, execute on the Company’s clinical development plans, and secure regulatory approval on anticipated timelines; and other risks and uncertainties detailed in filings with Canadian securities regulators on SEDAR+ and with the U.S. Securities and Exchange Commission (“SEC”) on EDGAR, including those described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2025 (copies of which may be obtained at www.sedarplus.ca or www.sec.gov). You should carefully consider the risks and uncertainties described in the “Risk Factors” section of such Annual Report, as well as other documents if and when filed by enGene from time to time with the SEC and Canadian securities regulators.  If any of these risks materialize or our assumptions prove incorrect, actual events and results could differ materially from those contained in the forward-looking statements.  There may be additional risks that enGene does not presently know or that enGene currently believes are immaterial that could also cause actual events and results to differ.  In addition, forward-looking statements reflect enGene’s expectations, plans, or forecasts of future events and views as of the date of this presentation.  enGene anticipates that subsequent events and developments will cause enGene’s assessments to change.  While enGene may elect to update these forward-looking statements at some point in the future, enGene specifically disclaims any obligation to do so, unless required by applicable law.  These forward-looking statements should not be relied upon as representing enGene’s assessments as of any date subsequent to the date of this presentation.  Accordingly, undue reliance should not be placed upon the forward-looking statements contained herein. Intellectual Property This Presentation contains trademarks, service marks, trade names, copyrights, and products of enGene and other companies, which are the property of their respective owners.  The use or display of third parties’ trademarks, service marks, trade names, copyrights, or products in this Presentation is not intended to, and does not, imply a relationship with enGene, or an endorsement of or sponsorship by enGene.  Solely for convenience, the trademarks, service marks, and trade names referred to in this Presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that enGene will not assert, to the fullest extent permitted under applicable law, its rights or the rights of the applicable licensor in such trademarks, service marks and trade names. Industry and Market Data This Presentation relies on and refers to certain information and statistics based on estimates by enGene’s management and/or obtained from third party sources which enGene believes to be reliable.  enGene has not independently verified the accuracy or completeness of any such third party information, which involves elements of subjective judgment and analysis that may or may not prove to be accurate.  None enGene, or its affiliates or any third parties that provide information to enGene or its affiliates, such as market research firms, guarantees the accuracy, completeness, timeliness, or availability of any information.  Neither enGene nor its affiliates nor any third parties that provide information to enGene and its affiliates, such as market research firms, is responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content.  enGene may have supplemented such information where necessary, taking into account publicly available information about other industry participants and enGene management’s best view as to information that is not publicly available.  Neither enGene nor its affiliates give any express or implied warranties with respect to the information included herein, including, but not limited to, any warranties regarding its accuracy or of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special, or consequential damages, costs, expenses, legal fees, or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Lead Program (detalimogene voraplasmid) The lead program described herein is an investigational drug therapy that has not been subject to testing designed to demonstrate that the therapy is effective in humans or to provide a basis to predict in advance whether an adequate level of efficacy in humans will be demonstrated in further testing. Although the FDA has indicated that the Phase 2 portion of the current LEGEND study may potentially support BLA approval, that outcome will depend entirely on the final results of Phase 2 clinical testing. Corporate Presentation July 2026

Detalimogene: Investigational Next-Generation Therapy for NMIBC Designed for the Unique Needs of Community Urology Practices Potential Best-in-Class Tolerability Lowest treatment interruption and discontinuation rates based on approved products PIs 54% CR Anytime (Primary Endpoint), With Low Rate of Progression to Advanced Disease Complete Response (CR) at any time from interim analysis within the range observed from approved products Highly Differentiated Total Product Profile: Efficacy, Tolerability, Ease of Use Designed to enable treatment for NMIBC in both community and academic practices, regardless of resources/infrastructure Detalimogene With Surfactant Bladder Rinse Expected to Increase Efficacy and Durability Preclinical data from other gene therapies support enhanced transfection and efficacy with surfactant incorporation; validated in clinic Multiple Near‑Term Catalysts with the Potential to Drive Value Creation Pivotal cohort 12-month data and filing of BLA expected in 2H 2026, and potential approval and platform designation 2027 Well-Capitalized through Planned BLA Filing and Potential Approval $285M in cash expected to provide significant operating flexibility through BLA filing and potential approval Corporate Presentation July 2026 CR = complete response, NMIBC = non-muscle-invasive bladder cancer, BLA = biologics license applications, PI = product information.

DDX Platform: Unique Non-Viral Gene Therapy Without the Headaches First Plasmid Gene Therapy in Development Large Genetic Cargo Redosable Low Cost of Goods/ No Specialized Handling Corporate Presentation July 2026 Detalimogene

Non-Muscle Invasive Bladder Cancer

Non-Muscle Invasive Represents 75%-80% of Bladder Cancer Diagnoses



US Prevalent Bladder Cancer
~740,000
US Incident Bladder Cancer
~90,000/year
Incident NMIBC
~72,000/year
Incident HR NMIBC
~24,000/year

High-Risk NMIBC Patient Segmentation

- *CIS +/- papillary tumors*
- *Papillary tumors only*



Carcinoma in Situ (CIS)
Papillary (Ta)
Papillary (T1)

NMIBC = non-muscle invasive bladder cancer, HR = High-risk.
Sources: SEER database; Knowles et al., Nat Rev Cancer 15, 25–41 (2015); Isharwal and Konety, Indian Journal of Urology, 2015; TNM Classification, 8th Edition; Tan et al., Eur Urol Oncol (2022): https://doi.org/10.1016/j.euo.2022.05.005, Nielson et al. Cancer. 2013 Oct 10;120(1):86–95. doi: 10.1002/cncr.28397, and Company estimates.

Corporate Presentation July 2026
enGene
6

High-Risk NMIBC is a Slowly Progressing Disease but Highly Recurrent

20% of NMIBC Patients Progress to Muscle Invasive Bladder Cancer (MIBC) Over 10 Years



HR NMIBC Diagnosis
BCG
Standard of care, chronic supply shortage
Poor long-term tolerability
50%: 2-year recurrence
New Therapies
IVI Chemo
Used as BCG backstop
Poor efficacy
Radical Cystectomy
6-15% mortality rate
High morbidity
Decreased QoL (e.g., stoma bag, sexual dysfunction)

Treatment paradigm diagram is not comprehensive and acts only as an illustration.

Additional Sources: Schneider, Bryan J., et al. J Clin Onc 39.36 (2021): 4073-4126; Merck Press Release (https://www.merck.com/stories/facing-a-global-shortage-merck-commits-to-meeting-patient-demand/); https://www.auanet.org/about-us/bcg-shortage-info; product USPI, Korkes et al. Urol Int (2023) 107 (1): 96–104; Stitzenberg et al. J Clin Onc, 33.5 (2015): 455-464.2015; Djaladat et al. World J Uro, 35 (2017): 907-911, Gore et al., J Urol (2025); 213(5S2):e3.

Corporate Presentation July 2026

enGene

7

~80% of NMIBC Treated in Community Urology Practices



Large Urology Group Practice
17%
Small Private Practice
37%
17%
Academic Medical Center-Owned Practice
29%
Health System / Hospital-Owned Practice

Share of NMIBC Patients by Practice Setting

Community Practices

- Operations may be strained due to **high patient volume, staff shortages**, and **equipment limitations**
- Community urologists manage higher patient volumes on average compared to academic
- Increasingly owned by private equity

Community Practices

Sources: Quantitative Market Research (2,390 patient claims). "The State of the Urology Workforce and Practice in the United States, 2024" American Urological Association Education and Research, Inc, McKinsey & Company "Assessing the Lingering Impact of COVID-19 on the Nursing Workforce" 2024, Hyman et al., J of Urol 2025 April 213(5S) Supplement e288, Kopechek et al. Urol Pract 2025 Jul;12(4):380-390, enGene internal estimate.

Corporate Presentation July 2026

enGene

8

Community Urologists Balance a Range of Needs in Selecting Treatments

Community Urologist Treatment Considerations: Tolerability, Efficacy & Ease of Use



Tolerability
12-month CR Rate
12-month DOR Rate
Lack of Freezer Storage & Thaw Time Requirements
Cost of Treatment/Coverage
Ease of Administration
Any time CR Rate
0%
20%
40%
60%
80%
100%
% of Respondents that Listed in Top 5 (of 10 options)



Large Urology Group Practice
17%
Small Private Practice
37%
Academic Medical Center-Owned Practice
17%
29%
Health System / Hospital-Owned Practice

80% of NMIBC Patients in the Community

Sources: Quantitative Market Research (2,390 patient claims), "The State of the Urology Workforce and Practice in the United States, 2024" American Urological Association Education and Research, Inc. Raymond James & Associates "Community Urologist Survey (n=25) Supportive of enGene's Strategy" October 2025, Company estimates.

Corporate Presentation July 2026

enGene

9

Detalimogene Voraplasmid

Detalimogene: Designed for Bladder-Localized Immune Activation

Synergistic Stimulation of Specific Innate and Adaptive Immune Responses



Detalimogene Voraplasmid
Plasmid nanoparticle
VA1 (RIG-I agonist dsRNA)
IL-12
eRNA11a
(RIG-I agonist dsRNA)
Detalimogene

- Detalimogene **delivers plasmid DNA** encoding 3 genes that activate the RIG-I pathway and drive expression of IL-12
- RIG-I activation **triggers innate immune signaling** and recruitment of antitumor NK and T cells
- Localized IL-12 expression drives Th1 polarization of tumor-infiltrating –cells, antitumor cytokine production, and **immune memory formation**

1. Gao J, et al, inventors; enGene, Inc., assignee. US patent WO 2013/138930 A1. September 26, 2013. 2. Joshi S, et al. Presented at: 2025 ASCO GU Cancers Symposium; February 13-15, 2025; San Francisco, CA. Abstract TPS886. 3. Narayan VM, et al. Poster presented at: 2025 ASCO GU Cancers Symposium; February 13-15, 2025; San Francisco, CA. Abstract 826. 4. Taylor J, et al. Presented at: 2025 ASCO GU Cancers Symposium; February 13-15, 2025; San Francisco, CA. Abstract 802. 5. Steinberg JD, et al. Presented at: 2023 SUO; November 28-December 1, 2023; Washington, DC. Abstract 112

Corporate Presentation July 2026

enGene

11

Industrial-Scale Manufacturing With Ease of Handling and Low COGS Note: CDRP = Chemistry, Manufacturing and Controls Development and Readiness Pilot. enGene is one of nine companies awarded CDRP per year. Plasmid DNA Proprietary DDX sugar polymer PEG-PLE Easy to Store and Transport Long storage time: Freezer for years Fridge for months No special delivery, biosafety or PPE requirements Low Supply Shortage Risk FDA validation batches completed Established at-scale manufacturing Selected for FDA CDRP Program Readily Available Low-Cost Components Corporate Presentation July 2026

Designed to Streamline Experience for Patients and Urology Practices Designed to be Simpler to Use than BCG for Both Patients and Practices Patients Practice Fewer doses per 12-week cycle than BCG induction No urine bleaching or close contact precautions with loved ones Storage at 2-8°C* Administered by nurses or medical assistants in exam rooms No decontamination or HCP exposure precautions Detalimogene *Subject to confirmation from the FDA. Minimal office time with no thaw or pre-wash steps and shorter dwell than BCG Corporate Presentation July 2026

Designed for Logistical and Post-Treatment Protocol Simplicity Non-Viral Gene Therapy Viral Gene Therapy Chemo-Device Combination BCG-Cytokine Combo Therapy Checkpoint Inhibitor No Complex Shipping & Storage      Short Administration/Procedure      No Viral/Bacterium Decontamination or HCP Exposure Precautions      No Post-Treatment Patient Precautions      No Requirement for Specially Qualified Staff and/or Facility      Sources: Adstiladrin USPI, Inlexzo USPI, BCG USPI, Keytruda USPI, CG Oncology Corporate Presentation accessed November 5 2025, Raymond James & Associates “Community Urologist Survey Supportive of enGene’s Strategy” October 2025 Corporate Presentation July 2026

Multiple LEGEND Cohorts Maximize Detalimogene's Potential

Cohort / NMIBC Indication	Pre-Clinical	Phase 1	Pivotal	Status
Pivotal Cohort 1: BCG-Unresponsive /w CIS	Completed	Completed	Active	**Enrollment Complete:** 12-Month Data Update Expected 2H 2026
Surfactant Bladder Rinse Cohort: BCG-Unresponsive NMIBC CIS (*New Cohort*)		Active		**First Patients Enrolled:** Ongoing
Cohort 2a: BCG-Naïve /w CIS*			Active	**Enrollment Complete** N=30
Cohort 2b: BCG-Exposed /w CIS*			Active	**N=46**
Cohort 3: BCG-Unresponsive /w Papillary Only*			Active	**N=47**

Legend: Completed; Active

Comprehensive IP Portfolio Through at Least 2040

*These additional non-pivotal cohorts of the LEGEND study provide further opportunity to demonstrate the potential use of detalimogene in clinical settings with unmet need.
Progress as of October 24, 2025. All cohorts are currently in Phase 2 clinical trials. All NMIBC cohorts refer to high-risk NMIBC unless otherwise specified
Expected data update, timelines, enrollment targets, and anticipated milestones reflect enGene management's current estimate and are subject to change

Corporate Presentation July 2026

15

Detalimogene Without Surfactant Pivotal Cohort 1 Interim Analysis Presented at AUA Plenary Session May 2026

Pivotal Cohort Study Target Enrollment Achieved Patients: BCG-Unresponsive High-risk NMIBC with CIS Design: Global, single-arm, open label N = 125 (fully enrolled) Dosing1: Year 1: 0.8mg/mL in 50mL IVI at weeks 1,2,5,6 Q3M Year 2-3 (Maintenance): 0.8mg/mL IVI at weeks 1,2 Q3M Primary Endpoint: Any time CR rate Statistical Analysis Plan (SAP): Ongoing discussion with FDA on potential label population 1: IVI = Intravesical. LEGEND allows patients from any cohort who are in complete response at 12 months to continue receiving detalimogene on a dose-reduced maintenance schedule throughout their second year of treatment. At the end of year two, patients may optionally elect to remain on maintenance therapy for another year, for a total of three years of therapy. Corporate Presentation July 2026 Key Secondary Endpoint: Duration of Response

LEGEND Phase 2 Cohort 1: Baseline Demographics and High-Risk Disease Characteristics Characteristics Pivotal Cohort 1 (N=125) Age, years Median (Range) 71.0 (35.0-90.0) Sex, n (%) Female 24 (19.2%) Male 101 (80.8%) Race n (%) White 114 (91.2%) Asian 4 (3.2%) Black or African American 2 (1.6%) Not Reported 5 (4.0%) ECOG PS, n (%) 0 119 (95.2%) 1 6 (4.8%) Characteristics Pivotal Cohort 1 (N=125) Tumor stage, n, % CIS with Ta/T1 disease 49 (39.2%) CIS only 76 (60.8%) Reason for no cystectomy, % Ineligible 9 (7.2%) Declined 116 (92.8%) Prior BCG doses, n Median (Range) 12 (6-50) Prior therapy other than BCG: Total 31 (24.8%) Intravesical chemotherapy 21 (16.8%) Systemic immunotherapy 8 (6.4%) Viral gene therapy 5 (4.0%) Other 4 (3.2%) Prior NMIBC recurrence(s) Median (Range) 2 (0-11) Corporate Presentation July 2026 Note: BCG, bacillus Calmette-Guérin; CIS, carcinoma in situ; ECOG PS, Eastern Cooperative Oncology Group Performance Score; NMIBC, non-muscle invasive bladder cancer. Data as of 21 April 2026; Data collection and cleaning is ongoing.

91.0% of CRs occurred at first assessment 96.8% were free from progression to ≥T2 disease 90.4% of participants remain free from cystectomy 21 additional patients could achieve a CR at 12 months 19 are responders at various time points Any Time Complete Response* 54% (CI: 44.9%, 63.0%) CR Landmark* CR Rate, % (95% CI) CR by KM (Est %) 6 month (n=121) 43.0% (CI: 34.0%, 52.3%) 39.4% 12 month (n=98) 13.3% (CI: 7.3%, 21.6%) 24.5% Median follow-up was 5.5 months (range, 1.0-25.8 months) *Patients who discontinued without any disease evaluation or who discontinued after a CR are excluded from subsequent landmark response analysis. **Results do not include one patient with potential CR at 9 months that is currently considered a non-CR in the database. Deta = detalimogene; CR=complete response defined as negative cystoscopy and negative urine cytology, or positive cystoscopy/cytology with negative bladder biopsy. CI: 95% Confidence Interval; KM = Kaplan-Meier. Data as of 21 April 2026; Data collection and cleaning is ongoing. Corporate Presentation July 2026 Detalimogene Without Surfactant Clinically Meaningful Activity, Low Progression Interim Analysis

Primary Endpoint 54% CR at Any Time; In Range of Approved Products

			Approved Products			
	Detalimogene	Keytruda	Adstiladrin	Anktiva + BCG	Inlexzo	Cretostimogene
Product Label						
Drug Class	Non-Viral Gene Therapy	CPI	Viral Gene Therapy	Bacterial IO	Chemo-Device	Viral Gene Therapy
USPI Sample Size	TBD	N = 96	N = 98	N = 77	N = 83	TBD
Primary Endpoint CR Rate, Any Time %	54%	41%	51%	62%	82%	76%
Secondary Endpoint Duration ≥ 12-Months %	TBD	46%	46%	58%	51%	TBD
Data						
Study Sample Size	N = 124	N = 96	N = 103	N = 82	N = 85	N = 110
6-Month CR Rate %	43% (May ’26)	34%	41%	56%	59%[7]	63%
12-Month CR Rate % (n)	TBD	19% (18)	24% (25)	45% (37)	46% (39)	46% (51)

These data are presented for informational purposes and are not based on any head-to-head or comparator clinical studies. Cross-trial comparisons are inherently limited and may suggest misleading similarities or differences. Accordingly, no direct comparisons should be made.

*As of the LEGEND Study’s data cut from the pivotal cohort (21 April 2026). Final LEGEND Cohort 1 population may include patients from pre- and post-protocol changes, as well as patients not included in this analysis.

1: CG AUA 2023 Presentation. 2: CG oncology BOND-003 Investor Call presentation, accessed May 1, 2025. 6m CR rate derived from internal calculation based on BOND-003 investor presentation. 3: Based on Inlexzo USPI. 4: Based on Keytruda USPI. 6m CR rates based on internal calculation from data available in Balar et al., Lancet Onc 2021 Jul;22(7):919-930; 5: Based on Adstiladrin USPI. 6m & 12m rates from Boorjian et al, Lancet Onc 2021 Jan;22(1):107-117 with N=103. 6: Based on Anktiva USPI. 6m rates from Chamie et al., NEJM 2023 Jan;2(1):EVIDoa2200167 with N=82. 7: Daneshmand et al., J of Clin Oncol 2025 Jul; 00:1-11.

Corporate Presentation July 2026
enGene
20

Detalimogene Demonstrated Favorable Safety and Tolerability Profile
TRAEs were Generally Mild and Reversible, Consistent with Catheterization

Participants with events n, (%)	Pivotal Cohort 1 (N=125)
≥ 1 Treatment-related adverse event	55.2%
Most frequent TRAEs (≥10%)	
Fatigue	21.6%
Dysuria	13.6%
Micturition urgency	12.0%
Pollakiuria	12.0%
Bladder spasm	11.2%
Most TRAEs were localized, brief, low grade events	
Of those with TRAEs, percent that were Grade 1-2	91.3%
Patients with grade ≥ 3 TRAEs*	4.8%
Median Time for TRAE Resolution	8 days

Low Dose Interruptions and Discontinuations

2.4% Dose Interruption (n=3)

2.4% Discontinuation (n=3)

TRAE= treatment-related adverse event.
*One patient had a treatment-related pyelonephritis/sepsis that led to a dose interruption. No grade ≥ 3 TRAEs led to discontinuation. As of April 21, 2026 one participant had a grade 4 TRAE (elevated ALT) which has since been determined to not be treatment related following consultation with a hepatologist.
Data as of 21 April 2026; Data collection and cleaning is ongoing

Corporate Presentation July 2026

enGene

21

Trending to Potential Best-in-Class Tolerability for Detalimogene Investigational Agents based on TRAEs*** Detalimogene n=125 Creto n = 112 Any Grade 55% 63% Serious 1.6% 1.8% Fatal 0 0 Dose Interruptions 2.4% Not reported Dose Discontinuations 2.4% 0 Source AUA P2 Presentation* CG Investor Deck** Approved Products based on ADRs*** Keytruda n=148 Adstiladrin n=157 Anktiva + BCG n=88 Inlexzo n=85 66% Not disclosed Not disclosed 84% 28% 11% 16% 24% None noted None noted 1.1% 1.2% 22% 34% 34% 41% 11% 2% 7% 7% USPI USPI USPI USPI *Data Cutoff: April 21, 2026; Data collection and cleaning is ongoing. ** September 9, 2025 Investor Deck. *** TRAEs: Treatment-related Adverse Events; ADRs: Adverse Drug Reactions Corporate Presentation July 2026

Detalimogene With Surfactant Potential to Enhance Efficacy and Durability

Goal: Enhance Detalimogene Profile While Maintaining Differentiated Ease of Use, Tolerability, and Patient Experience Corporate Presentation July 2026 Design for Detalimogene without Surfactant Bladder Rinse Design for Detalimogene + Surfactant Bladder Rinse Simple logistics and administration Differentiated tolerability CR any time ≈ approved products Simple logistics and administration Differentiated tolerability Improve CR any time & durability ? ?

Surfactants Increase Transfection of Gene Therapies
Preclinical Evaluation Before and After Surfactant Incorporation

Cretostimogene[1]

Cretostimogene-like[2] virus: <5% transfection

Bladders



Harvested Bladder



Surfactant (DDM) + Cretostimogene-like virus:




>90% transfection

Adstiladrin[3]

Adstiladrin-like virus[4]: Negligible transfection



Surfactant (Syn3) + Adstiladrin-like virus:


Transfection Most
Urothelial Cells

1: Cretostimogene developed with a pre-wash surfactant, DDM, before administration of drug. 2: Ramesh et al. Molecular Therapy Vol. 10, No. 4, 2004. doi:10.1016/j.ymthe.2004.07.002, same serotype adenovirus as cretostimogene, different genetic payload; 3: Approved with a surfactant, Syn 3, mixed in with the viral vector. 4: Yamashita, et al. Cancer Gene Therapy (2002) 9, 687–691. doi:10.1038/sj.cgt.7700488, same serotype adenovirus as Adstiladrin, different genetic payload.

Corporate Presentation July 2026

enGene

25

Detalimogene + Surfactant: Broad, Deep Urothelial Nanoparticle Distribution Increased Gene Expression >10X and Improved Efficacy in Preclinical Murine Models Detalimogene Only Detalimogene + Surfactant Significant Efficacy Increase deta + surfactant >10× Increase IL-12 expression deta + surfactant Corporate Presentation July 2026 Deeper urothelial penetration allows the nanoparticles to access the intermediate and basal layers, which have significantly higher transfectability

IL-12 Expression Increases: >9X Magnitude and >50% Distribution Murine Model Findings Validated in Non-Human Primate Model Detalimogene Only Surfactant + Detalimogene Corporate Presentation July 2026 No Pretreatment Detalimogene 60m 5-min Pretreatment Detalimogene 15m Increase Mean hIL-12 expression (pg/mg of total protein) 0.294 2.725 9X Magnitude % of positive samples 29% (7/24) 81% (29/36) +52% Distribution

Polidocanol Surfactant: Commercially Available, No Systemic Exposure Preclinical Evaluation in Murine Models EG-70 (15’) EG-70 (60’) mIL-12 in Plasma pDNA in Plasma Corporate Presentation July 2026 Clinical Development of a Surfactant Bladder Rinse: 0.25% polidocanol Established Clinical and Safety Profile of Polidocanol: Clinical Use: 1-4% IV sclerosing agent for varicose veins, telangiectasias and hemorrhoids Consumer Use: Used in shampoos and other products at 1% Safety: NOAEL 10 mg/kg/day (13-week IV rat study); ≤1% is non-irritating in rabbit eye

LEGEND Detalimogene + Polidocanol Surfactant Cohort First Patients Enrolled Study Design Target Population: Patients with BCG-unresponsive HR NMIBC with CIS +/- Papillary Enrollment: Up to 80 patients 1w 2w 3w 4w 5w 6w 7w 8w 9w 10w 11w 12w Cycle 2-4 x4 Corporate Presentation July 2026 50 mL bladder rinse (5 min) 50 mL detalimogene (30 min) Urine collection for IL-12 Single-catheterization 5 min bladder rinse with 50 mL of 0.25% polidocanol prior to detalimogene administration Intravesical dwell time for detalimogene reduced from 60 to 30 minutes 29 active enrolling sites; expanding to 35-40 sites across North America and Europe

Future Market Dynamics

Logical Sequencing - Critical Future Consideration for Long-Term Treatment Detalimogene ±Surfactant Would Provide a Viable Option for Community Urologists Referral Future Community Practice Sequencing Academic Practice Sequencing HR NMIBC Diagnosis BCG Chemotherapy, CPI & Clinical Trials Radical Cystectomy Past HR NMIBC Diagnosis BCG Non-Viral Gene Therapy Chemotherapy/Other Viral Gene Therapy Checkpoint Radical Cystectomy Corporate Presentation July 2026

Sizeable Future Market Opportunity for Detalimogene

Future Potential Total Addressable Market*of 120K+



180
150
120
90
60
30
0
40 - 75K
25 - 30K
50 - 80K
120K+
High Risk BCG-Unresponsive / Exposed
High Risk BCG-Naive
Intermediate Risk
Total Population

*Detalimogene pivotal study is for high-risk BCG-unresponsive NMIBC. Detalimogene has other cohorts in Phase 2 studies and may pursue additional indications such as intermediate risk in the future.
Sources: 2022 cancer prevalence proportions from the SEER 12 Areas and 1/1/2022 U.S. population estimates based on average of 2021 & 2022 from the U.S. Bureau of the Census, National Cancer Institute. (n.d.). SEER Program. Bladder cancer—Cancer Stat Facts. Retrieved August 11, 2025, from https://seer.cancer.gov/statfacts/html/urinb.html; Soria et el., Euro Urol Oncol 7 (6), 1497-1503 (2024); enGene Quantitative Market Research (2,390 patient claims and n=100 HCP survey), other company estimates.

Corporate Presentation July 2026
enGene
32

Experience Developing and Commercializing Highly Successful Medicines



RON COOPER
Chief Executive Officer

Chief Executive Officer, Albireo Pharma

President, Europe, Bristol Myers Squibb



William Grossman, M.D., Ph.D
Interim Chief Medical Officer

SVP, Oncology Clinical Development, Therapeutic Area Head, Gilead



ANTHONY CHEUNG, Ph.D.
Chief Scientific Officer

Co-founder, enGene

Co-inventor All Key enGene Patents



AMY POTT
Chief Global Commercialization Officer

Head, Rare Disease & Ophthalmology, Global Commercial, Astellas

Head, Internal Medicine & Oncology, Commercial, Shire



Constantine Chinoporos
Interim Chief Business Officer

Chief Operating / Business Officer, Applied Therapeutics

Chief Business Officer, Albireo Pharma



JILL BUCK
Chief Development Officer

Head, Clinical Development Operations, Rare Disease, Ipsen

Albireo Pharma, Ziopharm Oncology, Synageva Biopharma



MATTHEW BOYD
Chief Regulatory Officer

VP, Head of Regulatory Affairs, Zambon USA

VP, Regulatory Affairs, Albireo Pharma



JOAN CONNOLLY
Chief Technology Officer

Chief Technology Officer, Albireo Pharma

SVP Technical Operations, Stemline Therapeutics

Corporate Presentation July 2026

enGene

33

Detalimogene: Next Gen NMIBC Treatment Designed for Community Use Large Total Addressable Market Differentiated Total Product Profile Enhancing Detalimogene Near-Term Planned Catalysts $285M Cash Expect to Provide Operating Flexibility through Potential BLA Filing and Approval Corporate Presentation July 2026 NMIBC market forecasted to be >$20B Surfactant Bladder Rinse has Potential to Improve Efficacy, Duration and Reduce Patient Burden Pivotal Cohort 12-month Data Update Expected: 2H 2026 BLA Initiation Expected: 2H 2026 Potential Approval Decision & Platform Designation 2027 Demonstrated Clinical Activity, Favorable Safety, and a Streamlined Patient and Practice Experience Sources: Transparency market research NMIBC Market Outlook 2034.

July 2026